Supplement dated June 1, 2021

to the Thrivent Variable Annuity Account I

Thrivent Flexible Premium Deferred Variable Annuity (05) Prospectus, Initial Summary Prospectus and Updating Summary Prospectus

dated April 30, 2021

The Fixed Account investment restriction located within the “Important Information You Should Consider About the Contract” section is replaced with the following:

◆	The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account.

Please include this Supplement with your Prospectus.

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